Exhibit 10.2

The securities represented by this certificate has not been registered, under either the Securities Act of 1933, as amended, or applicable state securities laws. They may not be sold, offered for sale or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, and the applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Company that such transaction will not result in a prohibited transaction under the Securities Act of 1933, as amended, or the applicable state securities laws.

                                     WARRANT

                   To Purchase 325,000 Shares of Common Stock
                                       of
                            Kinnard Investments, Inc.

     THIS CERTIFIES THAT, for good and valuable consideration William F. Farley (the "Investor") or his registered assigns, is entitled to subscribe for and purchase from Kinnard Investments, Inc., a Minnesota corporation (the "Company"), an aggregate of Three Hundren and Twenty-five Thousand (325,000) fully paid and nonassessable shares of the Common Stock of the Company at $6.00 per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant, according to the following schedule: 125,000 at any time on or after December 31, 1997 and 200,000 at any time on or before December 31, 1998, provided that in all events this Warrant shall expire April 6, 2002. Notwithstanding the foregoing, the Holder (as defined below) may exercise this Warrant prior to its expiration in the event of any consolidation or merger to which the Company is a party and in which the Company is not the acquiring entity, any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or the liquidation or dissolution of the Company. Reference is made to this Warrant in the Subscription and Purchase Agreement dated April 7, 1997 by and between Investor and the Company. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means Investor or any party who acquires all or a part of this Warrant as a registered transferee of the Investor, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term "Common Stock" means and includes the Company's presently authorized common stock, par value $.02 per share, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

     This Warrant is subject to the following provisions, terms and conditions:

     1. Exercise; Transferability.

     (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

     (b) This Warrant may be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, and the Warrant Shares issued pursuant to exercise of this

Warrant may be transferred, subject to the provisions of Section 7 hereof and applicable federal and state securities laws and regulations.

     2. Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Investor shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

     3. Issuance of the Warrant Shares.

     (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

     (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 60 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

     4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

     (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

         (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

         (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

         (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

     (b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of Warrant Shares, calculated to the nearest full share, obtained by multiplying the number of Warrant Shares purchasable prior to adjustment by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

     (c) In case of any consolidation or merger to which the Company is a party or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

     (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

     (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written  notice,  the Company  shall  present  copies  thereof to the  Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

     (b) If in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

     8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means:

                  (i) if the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding exercise of the Warrant,

                  (ii) if the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the exercise of the Warrant, and

                  (iii) if the Company's Common Stock is not traded on an exchange, the Nasdaq National Market, or the Nasdaq SmallCap Market or other over-the-counter market, then the price established by the Company's Board of Directors.

     9. Registration Rights. The Holder shall be entitled to the registration rights with respect to the Warrant Shares that are provided for in the Subscription and Purchase Agreement referred to on the first page hereof.

     10. Additional Right to Convert Warrant.

     (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration into shares of Company Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the Holder, at any time or from time to time after it is exercisable, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Company Common stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

     (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date,

                  (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market(sm) or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date, and

                  (iii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, Nasdaq SmallCap Market(sm) or other over-the-counter market, then the price established in good faith by the Board of Directors.

     IN WITNESS WHEREOF, Kinnard Investments, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated April 8, 1997.

                                                "Company"

                                                 Kinnard Investments, Inc.


                                                 By  /s/ Hilding C. Nelson
                                                     Its  Chairman

To:      Kinnard Investments, Inc.



NOTICE OF EXERCISE OF WARRANT        To Be Executed by the Registered Holder in
                                     Order to Exercise the Warrant

The undersigned  hereby  irrevocably  elects to exercise the attached Warrant to
purchase for cash,                    of the shares issuable upon the exercise
of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of



                                       (Print Name)


Please insert social security
or other identifying number
of registered holder of
certificate (              )            Address:






Date:           , 19
                                        Signature*




*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant, or in the case of a transferee, with the name as it appears on the Assignment Form, in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                 ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________________________________________________ the right to purchase the securities of Kinnard Investments, Inc. to which the within Warrant relates and appoints ____________________, attorney, to transfer said right on the books of Kinnard Investments, Inc. with full power of substitution in the premises.

Dated:________________                          _____________________________
                                                (Signature)

                                                 Address:

                                                 ------------------------------

                                                 ------------------------------

                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                             pursuant to Section 10)

To:      Kinnard Investments, Inc.

         The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in
Section 10 therein.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:


                                      Name___________________________________
                                           (Please print name)

                                      Address:






Social Security No._______________________

                                      Signature______________________________

         NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

         And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.